PERCEPTRON, INC.
                        DIRECTORS STOCK OPTION PLAN
                (As Amended and Restated October 31, 1996)


                          I.  GENERAL PROVISIONS

        1.1 Purpose. The purpose of the Perceptron, Inc. Directors Stock Option Plan ("Plan") is to promote the best interests of the Company and its stockholders by attracting and motivating highly qualified individuals to serve as Directors.

        1.2 Definitions. As used in this Plan, the following terms have the meaning described below:

                (a) "Agreement" means the written agreement that sets forth the terms of a Participant's Option.

                (b) "Board" means the Board of Directors of the Company.

                (c) "Chairman" means the Chairman of the Board of Directors of the Company.

                (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                (e) "Committee" means a Committee of the Board of the Company, appointed by the Board.

                (f) "Common Stock" means shares of the Company's authorized Common Stock.

                (g)     "Company" means Perceptron, Inc.

                (h) "Director" means a member of the Company's Board of Directors.

                (i) "Disability" means total and permanent disability, as defined in Code Section 22(e).

                (j)     "Effective Date" means February 9, 1995.

                (k) "Eligible Director" means a Director who is not an Employee or the Chairman of the Board of the Company.

                (l) "Employee" means an employee of the Company or its Subsidiaries, who has an "employment relationship" with the Company or its Subsidiaries, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Company or its subsidiaries.

                (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

                (n) "Expiration Date" means the date set forth in the Agreement relating to an Option on which the right to exercise such Option shall expire, except as otherwise provided in Article III below. Unless otherwise provided in the Agreement, the Expiration Date for an Option shall be the tenth anniversary of its Grant Date.

                (o) "Fair Market Value" means, for purposes of determining the value of Common Stock, the last reported sale price, as of the date of determination, on the principal domestic stock exchange where such Common Stock is traded, or, if not then listed on a domestic stock exchange, NASDAQ National Market or if the Common Stock is not listed on any domestic stock exchange or NASDAQ National Market, the mean between the closing high bid and low asked price as reported by the National Association of Securities Dealers Automated Quotation System (or, if not so reported, by the system then regarded as the most reliable source of such quotations) as of the date of determination. In the event that there were no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions.

                (p) "Grant Date" means the date on which the Option was automatically awarded pursuant to Section 2.1.

                (q) "Nonqualified Stock Option" means an Option that is not intended to meet the requirements of Section 422 of the Code.

                (r) "Option" means a Nonqualified Stock Option to purchase Common Stock granted under this Plan.

                (s) "Participant" means each of the Directors of the Company participating in the Plan from time to time.

                (t) "Plan" means the Perceptron, Inc. Directors Stock Option Plan, the terms of which are set forth herein, and any amendments hereto.

                (u) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as in effect from time to time.

        1.3 Administration. To the extent permitted by Rule 16b-3, the Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option granted under the Plan shall be final and binding upon all Participants.

        1.4 Stock. The total number of shares of Common Stock available for grants under the Plan shall not, in the aggregate, exceed 175,500 shares of Common Stock, after taking into account the Company's stock split effected November 30, 1995, as adjusted from time to time in accordance with
Article IV. Shares subject to any unexercised portion of a terminated, forfeited, cancelled or expired Option granted hereunder shall be available for subsequent grants under the Plan. In the event that an option granted under the Plan is exercised by the delivery of shares of Common Stock previously acquired upon the exercise of Options issued under the Plan or through the retention of options procedure as described in Section 2.6 below, the shares of Common Stock so delivered to the Company or underlying such retained options shall be available for subsequent grants under the Plan.

                 II.  STOCK OPTIONS FOR ELIGIBLE DIRECTORS

        2.1     Automatic Grants of Options.

                (a) Initial Grant. Each Eligible Director who is serving on the Board on the Effective Date of the Plan shall be granted an Option to purchase 15,000 shares of the Company's Common Stock on the Effective Date. Any Eligible Director who is first elected or appointed to such position after the Effective Date shall receive an Option to purchase 15,000 shares of the Company's Common Stock on the date of his or her election or appointment. A person who receives an Initial Grant of an option under this Section 2.1(a) which becomes fully exercisable as provided in Section 2.5 or Article III may not receive a subsequent Initial Grant under this Section 2.1(a). For instance, an Eligible Director who receives an Initial Grant and leaves the Board two years after such Initial Grant, may not receive an additional Initial Grant if he or she is subsequently re-elected or reappointed to the Board. A person who first becomes an Eligible Director following service as an Employee or Chairman of the Board of the Company shall not be entitled to receive an Initial Grant upon becoming an Eligible Director.

                (b) Subsequent Grants. During the term of the Plan, an Eligible Director who has been a Director for at least six months before the date of an Annual Meeting of Stockholders, automatically shall be granted, as of the date of such Annual Meeting, an additional Option to purchase 1,500 shares of the Company's Common Stock. A Participant may hold more than one Option under the Plan.

        2.2     Option Agreement.  Each Option granted pursuant to this
Article II shall be evidenced by an Agreement that shall specify the exercise price, the term of the Option, date or dates on which the Option becomes exercisable, the number of shares to which the Option relates, and other such provisions as the Committee shall determine. The terms of the Plan shall govern in the event any provision of any Agreement conflicts with any term in this Plan as constituted on the Grant Date.


        2.3 Option Price. The purchase price per share of Common Stock for an Option granted pursuant to this Article II shall be equal to the Fair Market Value per share of Common Stock on the Grant Date.

        2.4 Duration of Options. The Expiration Date of each Option granted pursuant to this Article II shall be the tenth anniversary of its Grant Date, except as otherwise provided in Article III.

        2.5     Exercise of Shares Subject to Option.

                (a) Options granted under Section 2.1(a) shall become exercisable in full on the first anniversary of the Grant Date.

                (b) Options granted under this Section 2.1(b) shall become exercisable according to the following schedule: one-third of the Option shall become exercisable on the first, second and third anniversaries of the Grant Date of each Option.

                (c) Once exercisable, such Options may be exercised at any time and from time to time until the Expiration Date of such Options, unless earlier terminated pursuant to Article III.

        2.6 Payment for Option Shares. The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full at the time of exercise in any of the following ways:
(a) in cash, (b) by certified check, bank draft or money order, (c) by delivery to the Company of previously-acquired shares of the Common Stock with a Fair Market Value (determined as of the date of exercise of the Option) equal to the exercise price; (d) by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the Participant's broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("cashless exercise" procedure);
(e) through the retention by the Company of then exercisable options issued to the Participant under the Plan (the "retained options") with a value equal to the option price of the shares purchased pursuant to the exercise of the Option, with the value of the retained options equal to the difference between the Fair Market Value of the shares of Common Stock underlying the retained options (determined as of the date of exercise of the Option) and the exercise price of such Option ("retention of options" procedure); or (f) by any combination of the foregoing. Options retained by the Company under the retention of options procedure shall expire and be of no further force and effect as of the date retained.

        2.7 No Discretion. Notwithstanding any provision in the Plan to the contrary, the Committee shall have no discretion with respect to the terms of grants made pursuant to this Article II, except to the extent such discretion would not result in the grant or the Plan failing to qualify for the exemption provided under Rule 16b-3.


                             III.  TERMINATION

        3.1. Prior to Exercisability. Except as provided in Article IV, if a Participant's term of office as an Eligible Director is terminated for any reason (including the Participant becoming an Employee), other than the Participant's election or appointment as Chairman, prior to the date that an Option or a portion thereof first becomes exercisable, such Option or portion thereof which is not then exercisable shall terminate and all rights thereunder shall cease. If a Participant's term of office as an Eligible Director terminates due to the Participant's election or appointment as Chairman (and the Participant is not an Employee or does not become an Employee as a result of such election or appointment), the Participant will not be eligible for further automatic grants of Options under the Plan so long as he or she serves as Chairman, but his or her Options granted prior to the date of his or her election or appointment as Chairman shall not terminate and shall continue to become exercisable as provided in Section
2.5 above. If thereafter such Chairman becomes an Employee, or ceases to be a Director, prior to the date his or her Options or a portion thereof first becomes exercisable, such Options or portion thereof which are then not exercisable shall terminate and all rights thereunder shall cease.

        3.2 After Exercisability. To the extent an Option or any portion thereof is exercisable and unexercised on the date a Participant's term of office as an Eligible Director is terminated for any reason (including the Participant becoming an Employee), other than the Participant's election or appointment as Chairman, the Option shall terminate on the earlier of (i) the Expiration Date of the Option, and (ii) three months after such termination; provided, however, that the exercise period in clause (ii) shall be extended to one year after termination if the termination is due to the Participant's death or Disability. To the extent an Option or any portion thereof is exercisable and unexercised on the date a Participant's term of office as an Eligible Director is terminated due to the Participant's election or appointment as Chairman (and the Participant is not an Employee or does not become an Employee as a result of such election or appointment), the Option shall terminate on the earlier of (i) the Expiration Date of the Option, and (ii) three months after such Participant becomes an Employee or ceases to be a Director; provided, however, that the exercise period in clause (ii) shall be extended to one year after the Participant ceases to be a Director if such termination is due to the Participant's death or Disability. Notwithstanding the foregoing two sentences, in the event an Option would otherwise expire during any period during which affiliates of the Company are prohibited from disposing of Common Stock in order to comply with applicable accounting and Securities and Exchange Commission rules, regulations, policies, guidelines or other similar requirements so as to permit the Company to account for a then completed or contemplated business combination under pooling of interest, the exercise period in clause (ii) of the foregoing two sentences shall be extended to the tenth business day following the expiration of any such period in which such dispositions are prohibited.

        3.3 Post-Termination Exercise. During the period from the Participant's termination until the termination of the Option, the Participant, or the person or persons to whom the Option shall have been transferred by will or by the laws of descent and distribution, may exercise the Option only to the extent that such Option was exercisable on the date of the Participant's termination.


                  IV.  ADJUSTMENTS AND CHANGE IN CONTROL

        4.1     Adjustments and Change in Control.   In the event of changes
in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in the capital structure of the Company, an appropriate adjustment shall be made by the Board in the number of shares and kind of stock or other securities for which Options may be or may have been granted under the Plan, and the Option price related thereto, to the end that the proportionate interests shall be maintained as before the occurrence of such an event.

        Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any Option.

        4.2     Change in Control.   Notwithstanding the provisions of
Articles II and III, (i) in the event of a termination by the Company of the Participant's membership on the Board or failure to renominate the Participant for election to the Board, or voluntary resignation by the Participant from the Board at the request of the Board, following a Change in Control of the Company, or (ii), in the event of a Change in Control, if one of the corporations surviving the Change in Control or the person purchasing the Company's assets in the Change in Control does not assume this option, any portion of an option granted under the Plan that is then not exercisable shall become immediately exercisable. For purposes hereof, a "Change in Control" shall be deemed to have occurred in the event of (i) a merger involving the Company in which the Company is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Company formed for the purpose of changing the Company's corporate domicile); (ii) a share exchange in which the shareholders of the Company exchange their stock in the Company for stock of another corporation (other than a share exchange in which all or substantially all of the holders of the voting stock of the Company, immediately prior to the transaction, exchange, on a pro rata basis, their voting stock of the Company for more than 50% of the voting stock of such other corporation); (iii) the sale of all or substantially all of the assets of the Company; or (iv) any person or group of persons (as defined by Section 13(d) of the Exchange Act) (other than any employee benefit plan or employee benefit trust benefitting the employees of the Company) becoming a beneficial owner, directly or indirectly, of securities of the Company representing more than fifty (50%) percent of either the then outstanding Common Stock, or the combined voting power of the Company's then outstanding voting securities.


                             V.  MISCELLANEOUS

        5.1 Partial Exercise. The Committee shall permit, and shall establish procedures for, the partial exercise of Options under the Plan.

        5.2 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an Option as may be required to satisfy the requirements of Rule 16b-3.

        5.3 Rights Prior to Issuance of Shares. No Participant shall have any rights as a stockholder with respect to shares covered by an Option until and only to the extent that the Option is exercised.


        5.4 Non-Assignability. No Option shall be transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, an Option shall be exercised only by the Participant. No transfer of an Option by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will or such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option.

        5.5.    Securities Laws.

                (a) Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver Common Stock pursuant to the exercise of an Option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell and deliver Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the National Association of Securities Dealers, Inc. or any stock exchange on which the Common Stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

                (b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) required by the NASDAQ Stock Market (including, without limitation, with respect to securities traded on the NASDAQ National Market or the NASDAQ Small Cap Market) or any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

        5.6     Termination and Amendment.

                (a) The Board may terminate the Plan, or the granting of Options under the Plan, at any time. No new grants shall be made under the Plan after February 9, 2000.

                (b) The Board may amend or modify the Plan at any time and from time to time; provided, however, that no amendment or modification may be made to the Plan without the approval of the shareholders of the Company to the extent that Rule 16b-3 requires such amendment or modification to be approved by shareholders of the Company.

                (c) No amendment, modification or termination of the Plan shall adversely affect any Option granted under the Plan without the consent of the Participant holding the Option.

        5.8 Effect on Services. Neither the adoption of the Plan nor the granting of any Option pursuant to the Plan shall be deemed to create any right in any individual to be retained as a Director.

        5.9 Use of Proceeds. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

        5.10 Approval of Plan. The Plan shall be subject to the approval of the holders of at least a majority of the shares of Common Stock present and entitled to vote at a meeting of Stockholders of the Company held within 12 months after adoption of the Plan by the Board. Any Option granted under the Plan prior to such stockholder approval, shall be conditioned upon receipt of such approval, and may not be exercised in whole or in part unless the Plan has been approved by the stockholders as provided herein.
If not approved by stockholders within 12 months after approval by the Board, the Plan shall be rescinded, and any Options granted under the Plan shall be void retroactive to the Grant Date.

        THIS AMENDED AND RESTATED DIRECTORS' STOCK OPTION PLAN is hereby executed on this the 31st day of October, 1996.


                              PERCEPTRON, INC.



                            By:
                                ----------------------------

                           Its:
                                ----------------------------


BOARD APPROVAL:        February 9, 1995, June 5, 1996,
                       October 31, 1996


SHAREHOLDER APPROVAL:  June 23, 1995, July 12, 1996